Exhibit 10(a)

Consent of Williams & Connolly, LLP

        We hereby consent to the following: (1) the filing of our legal opinion as Appendix E to the Registration Statement being drafted by your law firm in connection with the proposed merger contemplated by the above-referenced Merger Agreement; and (2) references to the name of our law firm as counsel to Illini and Merger Sub in the Registration Statement and Proxy being drafted by your law firm in connection with such proposed merger.

Very truly yours,

/s/ Williams & Connolly LLP

WILLIAMS & CONNOLLY LLP

Date: May 3, 2002

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